Exhibit 21.1

WCI COMMUNITIES, INC.

WHOLLY-OWNED SUBSIDIARIES and FIRST TIER SUBSIDIARIES

Bay Colony-Gateway, Inc.

Delaware Corporation

Community Specialized Services, Inc.

Florida Corporation

Financial Resources Group, Inc.

Florida Corporation

First Fidelity Title, Inc.

Delaware Corporation

Florida Design Communities, Inc.

Florida Corporation

Florida Lifestyle Management Company

Florida Corporation

Resort at Singer Island Properties, Inc.

Florida Corporation

WCI Homes Northeast, Inc.

New York Corporation

WCI Northeast Real Estate Development, LLC

New York LLC

Sun City Center Golf Properties, Inc.

Delaware Corporation

Sun City Center Realty, Inc.

Florida Corporation

Watermark Realty, Inc.

(d/b/a Prudential Florida WCI Realty)

Delaware Corporation

WCI Amenities, Inc.

Florida Corporation

WCI Architecture & Land Planning, Inc.

Florida Corporation

WCI Business Development, Inc.

Florida Corporation

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WCI Capital Corporation

Florida Corporation

WCI Homebuilding, Inc.

Florida Corporation

WCI Homebuilding Northeast, U.S., Inc.

Florida Corporation

WCI Hunter Mill, LLC

Delaware LLC

WCI Marketing, Inc.

Florida Corporation

WCI Mortgage, Inc.

Delaware Corporation

WCI Mid-Atlantic U.S. Region, Inc.

Delaware Corporation

WCI Northeast U.S. Region, LLC

New York LLC

WCI Ocala 623, Inc.

Florida Corporation

WCI Towers, Inc.

Florida Corporation

WCI Towers Mid-Atlantic USA, Inc.

Delaware Corporation

WCI Towers Northeast USA, Inc.

Delaware Corporation

WCI Ireland Inn Corp.

Florida Corporation

WCI Pompano Beach, Inc.

Florida Corporation

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BAY COLONY-GATEWAY, INC.

WHOLLY-OWNED and FIRST TIER SUBSIDIARIES

Bay Colony Realty Associates, Inc.

Florida Corporation

Bay Colony of Naples, Inc.

Florida Corporation

The Colony at Pelican Landing Golf Club, Inc.

Florida Corporation

Communities Amenities, Inc.

Florida Corporation

Communities Finance Company, LLC

Delaware LLC

Communities Home Builders, Inc.

Florida Corporation

Coral Ridge Communities, Inc.

Florida Corporation

Coral Ridge Properties, Inc.

Florida Corporation

Coral Ridge Realty, Inc.

Florida Corporation

Coral Ridge Realty Sales, Inc.

Florida Corporation

Florida National Properties, Inc.

Florida Corporation

Gateway Communities, Inc.

Florida Corporation

Gateway Communications Services, Inc.

Florida Corporation

Gateway Realty Sales, Inc.

Florida Corporation

Heron Bay, Inc.

Florida Corporation

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Heron Bay Golf Course Properties, Inc.

Florida Corporation

JYC Holdings, Inc.

Florida Corporation

Marbella at Pelican Bay, Inc.

Florida Corporation

Pelican Bay Properties, Inc.

Florida Corporation

Pelican Landing Communities, Inc.

Florida Corporation

Pelican Landing Golf Resort Ventures, Inc.

Delaware Corporation

Pelican Landing Properties, Inc.

Florida Corporation

Pelican Marsh Properties, Inc.

Florida Corporation

Sarasota Tower, Inc.

Florida Corporation

Tarpon Cove Realty, Inc.

Florida Corporation

Tarpon Cove Yacht & Racquet Club, Inc.

Florida Corporation

Tiburon Golf Ventures, Inc.

Delaware Corporation

Watermark Realty Referral, Inc.

Florida Corporation

WCI Communities Property Management, Inc.

Florida Corporation

WCI Golf Group, Inc.

Florida Corporation

WCI Homes, Inc.

Florida Corporation

WCI Realty, Inc.

Florida Corporation

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WCI Realty Connecticut, Inc.

Delaware Corporation

WCI Realty New Jersey, Inc.

Delaware Corporation

WCI Realty New York, Inc.

Delaware Corporation

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SPECTRUM HOMES, INC. / SPECTRUM REAL ESTATE DEVELOPMENT, LLC

SUBSIDIARIES

Carpentry Management Associates, LLC

New York LLC

Dix Hills Home & Land Company, LLC.

New York LLC

East Fishkill Development LLC

Delaware LLC

GC Assets of Nassau, Inc.

New York Corporation

Hopewell Crossing Home & Land Company, LLC

Delaware LLC

Lake Grove Home & Land Company LLC

Delaware LLC

Mansion Ridge Home & Land Company, LLC

New York LLC

New Home & Land Company LLC

New York LLC

Southbury Home & Land Company LLC

New York LLC

Spectrum Anderson Hill LLC

New York LLC

Spectrum Bellefair Corp.

New York Corporation

Spectrum Brae Burn Corp.

New York Corporation

Spectrum Construction Corp.

New York Corporation

Spectrum Design Studio, Inc.

New York Corporation

Spectrum East Fishkill, LLC

Delaware LLC

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Spectrum Eastport, LLC

Delaware LLC

Spectrum FS Corp.

New York Corporation

Spectrum Glen Cove Corp.

New York Corporation

Spectrum Half Moon Corp.

New York Corporation

Spectrum Holmdel Corp.

New York Corporation

Spectrum-Irvington Corp.

New York Corporation

Spectrum Kensington LLC

New York LLC

Spectrum Lake Grove, LLC

Delaware LLC

Spectrum Landing Corp.

New York Corporation

Spectrum Long Beach, LLC

New York LLC

Spectrum Manhattan Woods, LLC

Delaware LLC

Spectrum Monroe Corp.

New York Corporation

Spectrum North Bergen LLC

New Jersey LLC

Spectrum PDC Corp.

Pennsylvania Corporation

Spectrum Pocantico, LLC

Delaware LLC

Spectrum-Riverwoods Corp.

New York Corporation

Spectrum Customer Care, Inc.

New York Corporation

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Spectrum Valimar Corp.

New York Corporation

Spectrum Westport, LLC

New York LLC

Spectrum Wilson Park, LLC

Delaware LLC

(The) Valimar Home & Land Company, LLC

New York LLC

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RENAISSANCE GROUP

SUBSIDIARIES

Fair Oaks Parkway, LLC

Virginia LLC

Hunting Ridge II, LLC

Virginia LLC

Hunting Ridge III, LLC

Virginia LLC

Poplar Tree, LLC

Virginia LLC

MHI-Rugby Road, L.L.C.

Virginia LLC

Renaissance at Beacon Hill, LLC

Virginia LLC

Renaissance at Beacon Hill II, LLC

Virginia LLC

Renaissance at Belleview Road, LLC

Virginia LLC

Renaissance Bridges of Oakton, LLC

Virginia LLC

Renaissance at Bridges of Oakton II, LLC

Virginia LLC

Renaissance at Cardinal Forest, LLC

Virginia LLC

Renaissance Centro Arlington, LLC

Virginia LLC

Renaissance Centro Columbia, LLC

Maryland LLC

Renaissance Custom Communities, LLC

Virginia LLC

Renaissance at Evergreen Mills Road, LLC

Virginia LLC

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Renaissance at Foxhall, LLC

Virginia LLC

Renaissance at Georgetown Pike, LLC

Virginia LLC

Renaissance at Hunting Hills, LLC

Virginia LLC

Renaissance at Kings Crossing, LLC

Virginia LLC

Renaissance at Lake Manassas, LLC

Virginia LLC

Renaissance at Oak Creek Club, LLC

Virginia LLC

Renaissance at Oakton Glen, LLC

Virginia LLC

Renaissance at Occoquan Walk, LLC

Virginia LLC

Renaissance at River Creek II, LLC

Virginia LLC

Renaissance at River Creek Towns, LLC

Virginia LLC

Renaissance at River Creek Villas, Inc.

Virginia Corporation

Renaissance at River Creek, Inc.

Virginia Corporation

Renaissance at Roseland, Inc.

Virginia Corporation

Renaissance at Rugby Road, LLC

Virginia LLC

Renaissance at Rugby Road II, LLC

Virginia LLC

Renaissance at South River, Inc.

Maryland Corporation

Renaissance at The Oaks, LLC

Virginia LLC

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Renaissance at Timberlake, LLC

Virginia LLC

Renaissance at Timberlake II, LLC

Virginia LLC

Renaissance at Woodlands, LLC

Virginia LLC

WCI Custom Homes, LLC

Virginia LLC

Renaissance Holdings Corp.

Virginia Corporation

Renaissance Housing Corp.

Maryland Corporation

Renaissance Land, LLC

Virginia LLC

Reston Building Company, LLC

Virginia LLC

RHM, LLC

Virginia LLC

Woodland Properties, LLC

Virginia LLC

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